                                                                       Exhibit C

                               Weeks Corporation
           Pro Forma Condensed Consolidated Statements of Operations
                                  (Unaudited)

The unaudited condensed consolidated statements of operations are presented as if the Company acquired the NWI and Lichtin 1997 Acquisition Properties as described herein, as of January 1, 1996. The unaudited combined results of operations of the NWI and Lichtin 1997 Acquisition Properties for the six months ended June 30, 1997 include the historical revenue and certain operating expenses of the properties through their respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B). The actual operating results of the acquired properties subsequent to their acquisition dates are included in the historical financial statements of the Company. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition of the NWI and Lichtin 1997 Acquisition Properties have been made.

These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet of the Company included herein, the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Company included in its June 30, 1997 Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the NWI and Lichtin 1997 Acquisition Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                               Weeks Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                     For the Six Months Ended June 30, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

------------------------------------------------------------------------------------------------------------------------
                                                          Lichtin 1997       NWI 1997
                                             Company       Acquisition     Acquisition      Pro Forma
                                          Historical(a)   Properties(b)   Properties(b)    Adjustments      Pro Forma
------------------------------------------------------------------------------------------------------------------------
Revenue
  Rental income                              $36,279           $1,952            $231           $    --       $38,462
  Tenant reimbursements                        4,416            1,067              49                --         5,532
  Direct financing lease                         376               --              --                --           376
  Other                                          267               --              --                --           267
------------------------------------------------------------------------------------------------------------------------
                                              41,338            3,019             280                --        44,637
------------------------------------------------------------------------------------------------------------------------
Expenses
  Property operating
   and maintenance                             4,622            1,023              27                --         5,672
  Real estate taxes                            3,467              171              24                --         3,662
  Depreciation and amortization               11,044               --              --               587(c)     11,631
  Interest                                     9,554               --              --             1,271(d)     10,825
  Amortization of deferred
   financing costs                               452               --              --                --           452
  General and administrative                   2,419               --              --                --         2,419
------------------------------------------------------------------------------------------------------------------------
                                              31,558            1,194              51             1,858        34,661
------------------------------------------------------------------------------------------------------------------------
Income before equity in earnings of
  unconsolidated subsidiaries,
  interest income and gain on sale
  of real estate asset                         9,780            1,825             229            (1,858)        9,976
  Equity in earnings of unconsolidated
   subsidiaries                                1,224               --              --                --         1,224
  Interest income                                543               --              --                --           543
  Gain on sale of real estate asset              209               --              --                --           209
------------------------------------------------------------------------------------------------------------------------
Income before minority interests              11,756            1,825             229            (1,858)       11,952
Minority interests                            (2,850)              --              --              (200)/(e)/  (3,050)
------------------------------------------------------------------------------------------------------------------------
Net income                                   $ 8,906           $1,825            $229           $(2,058)      $ 8,902
------------------------------------------------------------------------------------------------------------------------
Per Share Data:
Net income                                     $0.59                                                          $0.59
------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding           14,994                                                         14,994
------------------------------------------------------------------------------------------------------------------------

                               Weeks Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1996
                                  (Unaudited)
                     (In thousands, except per share data)

------------------------------------------------------------------------------------------------------------------------
                                                       Lichtin 1997       NWI 1997
                                          Company       Acquisition     Acquisition       Pro Forma
                                       Historical(a)   Properties(b)   Properties(b)     Adjustments    Pro Forma
------------------------------------------------------------------------------------------------------------------------
Revenue
  Rental                                  $48,162           $4,347            $702         $    --        $53,211
  Tenant reimbursements                     4,517            2,187             114              --          6,818
  Direct financing lease                      768               --              --              --            768
  Other                                       436               --              --              --            436
------------------------------------------------------------------------------------------------------------------------
                                           53,883            6,534             816              --         61,233
------------------------------------------------------------------------------------------------------------------------
Expenses
  Property operating
   and maintenance                          6,025            2,100             110              --          8,235
  Real estate taxes                         4,725              381              52              --          5,158
  Depreciation and amortization            13,474               --              --           1,412(c)      14,886
  Interest                                 11,779               --              --           2,813(d)      14,592
  Amortization of deferred
   financing costs                            864               --              --              --            864
  General and administrative                3,039               --              --              --          3,039
------------------------------------------------------------------------------------------------------------------------
                                           39,906            2,481             162           4,225         46,774
------------------------------------------------------------------------------------------------------------------------
Income before equity in earnings of
  unconsolidated subsidiaries and
  interest income                          13,977            4,053             654          (4,225)        14,459
  Equity in earnings of
   unconsolidated subsidiaries              1,340               --              --              --          1,340
  Interest income                             492               --              --              --            492
------------------------------------------------------------------------------------------------------------------------
Income before minority interests           15,809            4,053             654          (4,225)        16,291
Minority interests                         (3,064)              --              --            (657)(e)     (3,721)
------------------------------------------------------------------------------------------------------------------------
Net income                                $12,745           $4,053            $654         $(4,882)       $12,570
------------------------------------------------------------------------------------------------------------------------
Per Share Data:
Net Income                                $  1.11                                                         $  1.09
------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding        11,512                                                          11,512
------------------------------------------------------------------------------------------------------------------------

                               Weeks Corporation
                  Notes and Assumptions to Unaudited Pro Forma
                Condensed Consolidated Statements of Operations

(a) Represents the Company's condensed consolidated statement of operations contained in its Quarterly Report on Form 10-Q for the six months ended June 30, 1997, and the Company's consolidated statement of operations contained in its Annual Report on Form 10-K for the year ended December 31, 1996, as applicable.

(b) Represents adjustments to reflect historical rental revenue, tenant reimbursements, real estate taxes and certain property operating and maintenance expenses for the Lichtin 1997 Acquisition Properties as detailed in Exhibit A and the NWI 1997 Acquisition Properties as detailed in Exhibit B.

(c) Represents adjustment to reflect depreciation expense for the NWI and Lichtin 1997 Acquisition Properties based upon the Company's assumed allocation of the acquisition price to land, buildings and improvements using a 35 year life for buildings and the life of the lease for tenant improvements for periods prior to the buildings' respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B).

(d) Represents interest expense for periods prior to the buildings' respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B) associated with approximately $24.0 million of mortgage debt assumed at a weighted average interest rate of approximately 9.0% and additional Company revolving credit facility borrowings of approximately $9.2 million at an interest rate of 7.15% which were utilized to acquire the Lichtin 1997 Acquisition Properties.

(e) Represents the net adjustment of pro forma minority interest to adjust the pro forma consolidated minority interest amount to reflect the weighted average ownership percentage of the Unitholders in the Operating Partnership of 25.5% for the six months ended June 30, 1997, and the weighted average ownership percentage of 22.8% for the year ended December 31, 1996.

                               Weeks Corporation
                 Pro Forma Condensed Consolidated Balance Sheet
                                 June 30, 1997
                                  (Unaudited)

The unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of certain of the Lichtin and NWI 1997 Acquisition Properties which occurred subsequent to June 30, 1997 (consisting of eight properties acquired from Lichtin for total acquisition consideration of approximately $31.7 million) had occurred as of June 30, 1997. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position of the Company would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the unaudited pro forma condensed consolidated statements of operations of the Company included herein, the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Company included in its June 30, 1997 Quarterly Report on Form 10-Q.

                               Weeks Corporation
                 Pro Forma Condensed Consolidated Balance Sheet
                                 June 30, 1997
                                  (Unaudited)
                                 (In thousands)

-------------------------------------------------------------------------------------------------------
                                                Company           Pro Forma
                                             Historical/(a)/    Adjustments/(b)/        Pro Forma
-------------------------------------------------------------------------------------------------------
Assets
  Land                                          $ 88,644            $ 4,206              $ 92,850
  Buildings and improvements                     516,266             27,451               543,717
  Accumulated depreciation                       (51,031)                --               (51,031)
-------------------------------------------------------------------------------------------------------
    Operating real estate assets                 553,879             31,657               585,536
  Developments in progress                        73,236                 --                73,236
  Land held for future developments                9,763                 --                 9,763
-------------------------------------------------------------------------------------------------------
    Net real estate assets                       636,878             31,657               668,535
  Real estate loans                               16,112                 --                16,112
  Cash and cash equivalents                          124                 --                   124
  Direct financing lease                           5,075                 --                 5,075
  Receivables                                      7,427                 --                 7,427
  Deferred costs, net                             11,324                 --                11,324
  Investments in and notes receivable
    from unconcolidated subsidiaries               8,909                 --                 8,909
  Other assets                                     2,346                 --                 2,346
-------------------------------------------------------------------------------------------------------
Total Assets                                    $688,195            $31,657              $719,852
=======================================================================================================
Liabilities and Shareholders' Equity
  Mortgage notes payable                        $169,056            $20,260              $189,316
  Bank credit facility borrowings                101,790              9,161               110,951
  Accounts payable
    and accrued expenses                          13,910                 --                13,910
  Other liabilities                                3,873                 --                 3,873
-------------------------------------------------------------------------------------------------------
Total Liabilities                                288,629             29,421               318,050
-------------------------------------------------------------------------------------------------------
Minority interests in
  Operating Partnership                           88,863              1,663/(b)(c)/        90,526
-------------------------------------------------------------------------------------------------------
Shareholders' equity:
  Common stock                                       177                 --                   177
  Preferred stock                                     --                 --                    --
  Additional paid-in capital                     375,638                 --               375,638
  Deferred compensation                           (1,005)                --                (1,005)
  Accumulated deficit                            (64,107)               573/(c)/          (63,534)
-------------------------------------------------------------------------------------------------------
Total shareholders' equity                       310,703                573               311,276
-------------------------------------------------------------------------------------------------------
Total Liabilities
  and Shareholders' Equity                      $688,195            $31,657              $719,852
=======================================================================================================

                               Weeks Corporation
                  Notes and Assumptions to Unaudited Pro Forma
                      Condensed Consolidated Balance Sheet

(a) Represents the Company's condensed consolidated balance sheet contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

(b) Represents the aggregate purchase price, including closing costs, of approximately $31.7 million for the eight properties acquired from Lichtin subsequent to June 30, 1997 (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibit A). The aggregate acquisition consideration for these eight properties consisted of assumed mortgage indebtedness of approximately $20.3 million, the assumption and repayment of other indebtedness and the payment of cash through the Company's revolving credit facility of approximately $9.2 million, and units of partnership interest in the Operating Partnership valued at $2.2 million.

(c) Represents the adjustment to state the consoldiated pro forma shareholders' equity balance and minority interest balance to 77.5% and 22.5%, respectively, of the total consolidated pro forma equity interests (both shareholders' equity and minority interests) in the Company.